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                                                                 ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-37577 for Fortis Benefits Insurance Company Variable Account D on Form N-4.

Hartford, Connecticut                                   /s/ Arthur Andersen LLP
April 17, 2002